UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 22, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Nationstar Mortgage Holdings Inc. was held on May 22, 2013. Results with respect to proposals submitted at the meeting were as follows:

PROPOSAL 1 – ELECTION OF DIRECTORS

Stockholders elected two directors to serve terms expiring at Nationstar’s annual meeting of stockholders to be held in 2016 as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roy A. Guthrie	82,892,245	142,468	2,750,569
Michael D. Malone	82,305,824	728,889	2,750,569

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders ratified the selection of Ernst & Young LLP as Nationstar’s independent registered public accounting firm as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-votes
85,637,453	25,343	122,486	None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: May 23, 2013	By:	/s/ David Hisey
David Hisey Executive Vice President and Chief Financial Officer